                                                                   EXHIBIT 10.10



























                                 CASEWARE, INC.

                           INVESTORS RIGHTS AGREEMENT

                                  MARCH 4, 1994

                                TABLE OF CONTENTS


                                                                                                   Page
                                                                                                   ----
SECTION 1.        RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS..................................... 1.
         1.1      Restrictions on Transferability................................................... 1.
         1.2      Certain Definitions............................................................... 1.
         1.3      Restrictive Legend................................................................ 2.
         1.4      Notice of Proposed Transfers...................................................... 2.
         1.5      Demand Registration Rights........................................................ 3.
         1.6      Company Registration.............................................................. 5.
         1.7      Form S-3 Registration Rights...................................................... 6.
         1.8      Expenses of Registration.......................................................... 7.
         1.9      Registration Procedures........................................................... 7.
         1.10     Indemnification................................................................... 8.
         1.11     Information by Holder.............................................................10.
         1.12     Rule 144 Reporting................................................................10.
         1.13     Transfer of Registration Rights...................................................11.
         1.14     Termination of Registration Rights................................................11.
         1.15     Limitations on Subsequent Registration Rights.....................................11.
         1.16     Inclusion of Stock Held by Founders...............................................11.

SECTION 2.        AFFIRMATIVE COVENANTS OF THE COMPANY..............................................12.
         2.1      Financial Information.............................................................12.
         2.2      Inspection........................................................................12.
         2.3      Assignment of Rights to Financial Information.....................................13.
         2.4      Termination of Covenants..........................................................13.

SECTION 3.        AFFIRMATIVE COVENANTS OF SHAREHOLDERS; RIGHT OF FIRST REFUSAL.....................13.
         3.1      Confidential Information, etc.....................................................13.
         3.2      Right of First Refusal............................................................13.

SECTION 4.        MISCELLANEOUS.....................................................................15.
         4.1      Governing Law.....................................................................15.
         4.2      Successors and Assigns............................................................15.
         4.3      Entire Agreement..................................................................15.
         4.4      Notices, etc......................................................................15.
         4.5      Counterparts......................................................................15.
         4.6      Severability......................................................................15.
         4.7      Separability......................................................................16.
         4.8      Approval of Amendments and Waivers................................................16.

                                 CASEWARE, INC.

                           INVESTORS RIGHTS AGREEMENT


         This Investors Rights Agreement (the "Agreement") is entered into as of March 4, 1994 among CaseWare, Inc., a California corporation (the "Company"), with its principal office located at 108 Pacifica, 2nd Floor, Irvine, California 92718-3332, the Purchasers listed on the Schedule of Purchasers attached as Exhibit A hereto (the "Shareholders") and Fred Cox, Co-Trustee, and Sol Zechter, Trustee, (the "Founders"). This Agreement is being entered into pursuant to
Section 4.7 of that certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement") among the Company and the Purchasers listed therein.

         In consideration of the mutual agreements, covenants and conditions contained herein, the Company and the Shareholders hereby agree as follows (unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned in the Purchase Agreement):


                                    SECTION 1

                  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

         1.1 RESTRICTIONS ON TRANSFERABILITY. Neither the Shares nor the Registrable Securities (as defined below) shall be transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act (as defined below), or upon such other terms as are in the opinion of counsel to the Company satisfactory to comply with the provisions of the Securities Act. Except for transfers made pursuant to Rule 144 of the Securities Act, the Shareholders will cause any proposed transferee of Shares or Registrable Securities held by any Shareholder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement and it will be a condition precedent to the effectiveness of any such transfer that the Company shall have secured a written agreement in form and substance satisfactory to the Company to that effect, if so requested by the Company.

        1.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

        "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "FORM S-3" shall mean Form S-3 under the Securities Act (as defined below) as in effect on the date of this Agreement, or any substantially similar, equivalent or successor form under the Securities Act.

        "HOLDER" shall mean a Shareholder or any transferee of registration rights under Section 1.13 hereof who then holds any outstanding Registrable Securities.


                                       1.

         The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRABLE SECURITIES" means shares of the Company's Common Stock issued or issuable pursuant to the conversion of the Shares which have not been sold to the public.

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof or a legend substantially similar thereto and all shares of Common Stock outstanding on the date of this Agreement.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the applicable sale.

         1.3 RESTRICTIVE LEGEND. Each certificate representing the Shares and the Registrable Securities shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable California or other state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

         1.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing the Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the





                                       2.

Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission, a copy of any holder's request (together with all supplements or amendments thereto) for which shall have been provided to the Company, at or prior to the time of first delivery to the Commission's staff, to the effect that the transfer of such securities without registration will not result in a recommendation by such staff that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as provided for above shall bear the appropriate restrictive legend set forth in
Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Company or counsel for such holder, such legend is not required in order to establish compliance with any provisions of the Securities Act.

         Notwithstanding the provisions above, no such opinion of counsel or "no action letter" shall be necessary for a transfer by a Shareholder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Shareholder hereunder.

         1.5 DEMAND REGISTRATION RIGHTS.

             (a) Commencing on the earlier of (i) six months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public and (ii) November 1, 1996, if the Company shall receive a written request (specifying that it is being made pursuant to this Section 1.5) from the Holders of at least forty percent (40%) of the Registrable Securities (the "Initiating Holders") that the Company file a registration statement or similar document under the Securities Act covering the registration of the greater of (i) at least twenty percent (20%) of the then outstanding Registrable Securities and (ii) Registrable Securities the expected price to the public of which is at least $5,000,000, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that such Holders have requested, within 15 days after receipt of such written notice, be registered in accordance with this Section 1.5 to be registered under the Securities Act.

         Notwithstanding the foregoing, (i) the Company shall not be obligated to effect a registration pursuant to this Section 1.5 during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on a date sixty (60) days following the effective date of, a registration statement pertaining to an underwritten public offering of the Company's securities, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (ii) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously





                                       3.

detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six (6) months; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

         The Company shall be obligated to effect not more than two registrations pursuant to this Section 1.5.

             (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this Section 1.5, and the Company shall include such information in the notice referred to in
Section 1.5(a). In such event, the right of any Holder to registration pursuant to this Section 1.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

         The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority of interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this Section 1.5, if the underwriter shall advise the Company in writing that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 1.5.

         If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other stockholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.





                                       4.

         1.6 COMPANY REGISTRATION.

             (a) If, at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future or a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 or similar transaction, the Company will (i) promptly give to each Holder written notice thereof and (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities of such Holders as specified in a written request or requests made within 15 days after receipt of such written notice from the Company.

             (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to Section 1.6(a). In such event the right of any Holder to registration pursuant to this Section 1.6 shall be conditioned upon such Holder's agreeing to participate in such underwriting and in the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or by other holders exercising any demand registration rights. Notwithstanding any other provision of this Section 1.6, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities or other securities from such registration and underwriting (hereinafter an "Underwriter Cutback"). In the event of an Underwriter Cutback, the Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the number of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all holders thereof (other than those holders who are exercising their demand registration rights) on the basis that the holders who are not Holders shall be cut back before any cutback of Holders. If the limitation determined by the underwriter requires a cut-back of the Holders, the cut-back shall be in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         1.7 FORM S-3 REGISTRATION RIGHTS. After the Company's initial registered underwritten public offering, the Company shall use its best efforts to qualify for registration on Form S-3, and to that end the Company shall use its best efforts to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), within twelve
(12) months following the effective date of the first registration of any securities of the Company for an underwritten registered public offering. After the Company has qualified for the use of Form S-3, and subject to the provisions of Section 1.14, each Holder shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall





                                       5.

state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such Holder), subject only to the following limitations:

             (a) The Company shall not be obligated to cause a registration on Form S-3 to become effective prior to one hundred eighty (180) days following the effective date of a Company initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145);

             (b) The Company shall not be required to effect a registration pursuant to this Section 1.7 unless the Holder or Holders requesting such a registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $500,000;

             (c) The Company shall not be required to effect a registration pursuant to this Section 1.7 if the Company shall furnish to the requesting Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its shareholders for the registration statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than 120 days within which to file such registration statement; provided however, that the Company shall not use this right more than once in any twelve (12) month period;

             (d) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding one hundred and twenty
(120) days from the effective date thereof; and

             (e) The Company shall not be obligated to cause a registration on Form S-3 if in the prior six-month period the Company has caused a registration on Form S-3 to become effective.

         The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 1.7 and shall use its best efforts to cause all Registrable Securities that such Holders have requested, within 15 days after receipt of such written notice, be registered in accordance with this Section 1.7 to be registered under the Securities Act. Subject to the foregoing, the Company will use its best efforts to effect promptly any registration pursuant to this Section 1.7. The provisions of Section 1.5(b) shall apply to any registration effected pursuant to this Section 1.7

         1.8 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.5, 1.6 and 1.7 (exclusive of Selling Expenses but inclusive of the reasonable fees and expenses of any special counsel to the selling Holders), shall be borne by the Company. Notwithstanding anything to the contrary herein, the Company shall not be required to pay for any expenses of any registration proceeding under Section 1.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to have been registered, unless such Holders agree to forfeit their right to a demand registration pursuant to Section 1.5 (in which event such right shall be forfeited by all Holders). In the absence of such an agreement to forfeit, the





                                       6.

Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to Section 1.5.

         1.9 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

             (a) Keep such registration, qualification or compliance effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

             (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

             (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

             (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

             (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

             (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         Notwithstanding any provision to the contrary in this Agreement, the Company shall not be required in connection with any registration pursuant to Sections 1.5, 1.6 or 1.7 to qualify





                                       7.

shares in any state or jurisdiction which requires the Company to qualify to do business or to file a general consent to service of process.

         1.10 INDEMNIFICATION.

              (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

              (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse the Company, such Holders, such directors,





                                       8.

officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

              (c) Each party entitled to indemnification under this Section 1.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

              (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

         1.11 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such





                                       9.

Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.12 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

              (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

              (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act at any time after it has become subject to such reporting requirements;

              (c) So long as the Shareholder owns any Restricted Securities, to furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Shareholder to sell any such securities without registration.

         1.13 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted under Sections 1.5, 1.6 and 1.7 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 1, provided that (a) the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned and (b) the transferee acquires Registrable Securities in a private transaction.

         1.14 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Section 1 shall terminate (i) upon the fifth anniversary of the effective date of the first registration statement filed by the Company covering an underwritten offering of its securities to the general public or (ii) as to any individual Holder, at such time after the Company's initial registered public offering as all Registrable Securities held by such Holder can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (including Rule 144(k)) promulgated thereunder.

         1.15 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders holding more than fifty percent (50%) of the Registrable Securities, enter into any agreement with any holder





                                      10.

or prospective holder of any securities of the Company which would allow such holder or prospective holder to (i) require the Company to effect a registration or (ii) include any securities in any registration filed under Sections 1.5, 1.6 or 1.7 hereof unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities which are included in such registration.

         1.16 INCLUSION OF STOCK HELD BY FOUNDERS. In connection with any registration effected pursuant to section 1.6 hereof, each of the Founders, with respect to all securities of the Company held by such Founders that are not "Registrable Securities" for purposes of this Agreement, shall be entitled to participate in such registration, on the same terms and conditions as Holders selling their Registrable Securities in such registration and, for purposes of
Section 1.6, (i) each such Founder shall be entitled to all of the rights and shall be subject to all of the obligations applicable to a Holders in connection with such registration, including without limitation the provisions of Section
1.10 of this Agreement, (ii) all such securities, and any shares of Common stock issued in respect thereof upon any stock split, stock dividend, recapitalization or similar event, shall be deemed to be "Registrable Securities" and (iii) all references to "Holder" in this Agreement shall be deemed to include such Founder for purposes of such registration; provided, however, that any Underwriter Cutback shall apply to the Founders participating in such registration (pro rata among the Founders based on the number of shares to be so included by the Founders in such registration) first prior to any application thereof to the other Holders participating in such registration.


                                   SECTION 2.

                      AFFIRMATIVE COVENANTS OF THE COMPANY

         2.1 FINANCIAL INFORMATION. The Company will furnish the following reports to the Shareholders for so long as the Shareholders are holders of (or are entitled to purchase under this Agreement) any Registrable Securities:

             (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and surplus and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company;

             (b) As soon as practicable after the end of every fiscal quarter and in any event within 45 days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarter, and consolidated statements of income and consolidated statements of changes in financial condition of the Company and its subsidiaries for such period, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company; and





                                      11.

             (c) As soon as practicable after the end of every monthly accounting period in each fiscal year of the Company and in any event within 45 days thereafter, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such monthly period, and consolidated statements of income and consolidated statements of changes in financial condition of the Company and its subsidiaries for such period, subject to changes resulting from year-end audit adjustments.

         2.2 INSPECTION. The Company shall permit each Shareholder to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Shareholder provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         2.3 ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights granted pursuant to Section 2.1 may be assigned by the Shareholders (or by any permitted transferee of any such rights) so long as (i) the Company is given notice of any such assignment within a reasonable time after the date the same is effected and
(ii) the transferee shall have acquired Registrable Securities in a private transaction.

         2.4 TERMINATION OF COVENANTS. The covenants set forth in Section 2.1 shall terminate and be of no further force or effect after the earlier of (a) the date upon which the first registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten public offering of its securities becomes effective, or (b) the date when none of the Registrable Securities is outstanding.


                                    SECTION 3

          AFFIRMATIVE COVENANTS OF SHAREHOLDERS; RIGHT OF FIRST REFUSAL

         3.1 CONFIDENTIAL INFORMATION, ETC. Each Shareholder agrees that all information received by it pursuant to Section 2, and any other information relating to the Company's technology, processes or formulas that is disclosed by the Company to any Shareholder in writing and is marked "Confidential," shall be considered confidential information. Each Shareholder further agrees that it shall hold all such confidential information in confidence and shall not disclose any such confidential information to any third party other than its counsel or accountants nor shall such Shareholder use such confidential information for any purpose other than evaluation of such Shareholder's investment in the Company; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any such information that (a) was known to the public prior to disclosure by the Company, (b) becomes known to the public through no fault of such Shareholder, (c) is disclosed to such Shareholder on a non-confidential basis by a third party having a legal right to make such disclosure or (d) is independently developed by such Shareholder.

         3.2 RIGHT OF FIRST REFUSAL. The Company hereby grants to each Shareholder the right of first refusal to purchase its Pro Rata Share (defined below) of all (or any part) of New Securities (defined below) that the Company may from time to time propose to sell and issue.





                                      12.

Such Shareholder's "Pro Rata Share," for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock (assuming conversion of all shares of Preferred Stock) then held by such Shareholder to the total number of shares of Common Stock then outstanding (assuming conversion of all outstanding shares of shares of the Company's Preferred Stock). This right of first refusal shall be subject to the following provisions:

             (a) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to Series A Preferred Stock or any future series of preferred stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization;
(iii) up to 1,920,000 shares of the Company's Common Stock (or related options) issued pursuant to stock option plans or agreements as designated and approved by the Company's Board of Directors (of which 547,375 shares subject to options outstanding as of January 3, 1994 and an additional 1,372,625 shares remain available for issuance after January 3, 1994, provided that shares subject to options that expire pursuant to the terms thereof or that are repurchased by the Company at a price equal to the cost thereof to the holder pursuant to the terms of the agreement by which such shares were purchased from the Company shall again become available for issuance under this clause; (iv) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company; and (v) Shares issued at the Second Closing.

             (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Shareholder written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Shareholder shall have twenty (20) business days from the date of receipt of any such notice to agree to purchase his pro rata share of such New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Shareholder shall have a right of over-allotment such that if any Shareholder fails to exercise his right hereunder to purchase his pro rata portion of New Securities, the other Shareholders may purchase the non-purchasing Shareholder's portion on a pro rata basis, within fifteen (15) business days from the date such non-purchasing Shareholder fails to exercise his right hereunder to purchase his pro rata share of New Securities.

             (c) In the event that the Shareholders fail to exercise in full the right of first refusal within said twenty (20) plus fifteen (15) business day period, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of said agreement) the New Securities respecting which the Shareholders' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said one hundred twenty (120) day period (or sold and issued new Securities in accordance with the foregoing within one hundred twenty (120) days from the date of said





                                      13.

agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Shareholders in the manner provided above.

             (d) The right of first refusal granted under this Agreement shall expire following the closing of the Company's first underwritten public offering of Common Stock at an aggregate offering price of not less than $12,000,000 and at a public offering price equal to or exceeding $4.25 per share (as adjusted for any stock dividends, combinations, or splits with respect to such shares) pursuant to a registration statement declared effective under the Securities Act.

             (e) This right of first refusal shall be assignable in whole or in part to any transferee of any Registrable Securities in a private transaction.


                                    SECTION 4

                                  MISCELLANEOUS

         4.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by California residents.

         4.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         4.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

         4.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (c) if to the Shareholders, to the Shareholders addresses set forth on the Schedule of Purchasers or to such other address as such Shareholders shall have furnished to the Company in writing, (d) if to any other holder of Registrable Securities, at such address as such holder shall have furnished the Company in writing or (e) if to the Company, to its address set forth above and addressed to the attention of the President or at such other addresses as the Company shall have furnished to the Shareholders. All notices and other communications mailed pursuant to the provisions of this Section 4.4 shall be deemed delivered when mailed or sent by facsimile.

         4.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

         4.6 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.





                                      14.

         4.7 SEPARABILITY. Any invalidity, illegality, or limitation of the enforceability with respect to any Shareholder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Shareholder's domicile or otherwise, shall in no way affect or impair the validity, legality, or enforceability of this Agreement with respect to other Shareholders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

         4.8 APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of at least a majority of the then outstanding shares of Registrable Securities, excluding from the determination of such a majority (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by such holders pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 thereunder. Any amendment, termination or waiver effected in accordance with this section shall be binding upon the Shareholders, each of their transferees and the Company. Each Shareholder acknowledges that by the operation of this Section the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of such Shareholders under this Agreement.

         The foregoing Agreement is hereby executed as of the date first above written.

THE COMPANY:

CASEWARE, INC.


By   /s/ Sol Zechter
   ------------------------------------
Title  Chief Executive Officer
      ---------------------------------

THE SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
A MINNESOTA LIMITED PARTNERSHIP
By: Itasca Partners, General Partner


By  /s/ George J. Still
   ------------------------------------
    George J. Still, General Partner











                                      15.

BRENTWOOD ASSOCIATES VI, L.P.

By:      Brentwood VI Ventures L.P.,
         its General Partner


By       /s/ G. Bradford Jones
   ------------------------------------
         G. Bradford Jones, General Partner

ADVANCED TECHNOLOGY VENTURES III


By       /s/ Jos C. Henkens
   ------------------------------------
         Jos C. Henkens, General Partner


         /s/ P. Andrews McLane
---------------------------------------
         P. Andrews McLane


         /s/ Fred Cox
---------------------------------------
         Fred Cox











                                      16.

                         CONTINUUS SOFTWARE CORPORATION
                 FIRST AMENDMENT TO INVESTORS' RIGHTS AGREEMENT


         This First Amendment to Investors' Rights Agreement ("Amendment") is entered into as of December 29, 1994, by and among Continuus Software Corporation, a California corporation and formerly known as CaseWare, Inc. (the "Company"), the undersigned parties to that certain Investors' Rights Agreement dated as of March 4, 1994 (the "Agreement"), Capitalized terms contained herein shall have the meanings set forth in the Agreement.

         WHEREAS, the Company, the Shareholders and the Founders have entered into that certain Stock Purchase Agreement dated December 29, 1994 (the "Stock Purchase Agreement"); and

         WHEREAS, the execution of this Amendment by the parties is a condition to the Financing as set forth in Section 4.7 of the Stock Purchase Agreement.

         NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

         1. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean each of the purchasers listed on the Schedule of Purchasers attached as Exhibit A to the Stock Purchase Agreement.

         2. The definition of "Registrable Securities" set forth in Section 1.2 of the Agreement is hereby amended to read in its entirety as follows:

         "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued upon conversion of the Company's Series A, which have not been sold to the public, (ii) shares of the Company's Common Stock issued upon the exercise of those certain warrants issued to the Shareholders pursuant to that certain Stock Purchase Agreement, dated December 29, 1993, by and among the Company and the Shareholders (the "Warrants") and (iii) shares of the Company's Common Stock issued in respect of shares of the Company's Common Stock issued upon conversion of the Company's Series A Preferred Stock or upon exercise of the Warrants upon any stock split, stock dividend, recapitalization, or similar event, which have not been sold to the public.

         3. This Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 4.8 of the Agreement. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

         4. This Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

         5. This Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.





                                      1.

         This Amendment is hereby executed as of the date first above written.


THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By       /s/ John Wark
   ------------------------------------------
Title  President and Chief Executive Officer
      ---------------------------------------
THE SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
A MINNESOTA LIMITED PARTNERSHIP

By:      Itasca Partners, General Partner


By       /s/ Kevin G. Hall.
   ------------------------------------------
         Kevin G. Hall, General Partner

BRENTWOOD ASSOCIATES VI, L.P.

By:      Brentwood VI Ventures L.P.,
         its General Partner


By       /s/ G. Bradford Jones
   ------------------------------------------
         G. Bradford Jones, General Partner

ADVANCED TECHNOLOGY VENTURES III


By       /s/ Jos C. Henkens
   ------------------------------------------
         Jos C. Henkens, General Partner


         /s/ P. Andrews McLane
---------------------------------------------
         P. Andrews McLane


         /s/ Fred B. Cox...
---------------------------------------------
     Fred B. Cox, Co-Trustee,
     The Cox Living Trust dtd 5/26/88



        [Signature page to First Amendment to Investors Rights Agreement]







                                       2.

NEW SHAREHOLDER:


         /s/ Sol Zechter
---------------------------------------------
     Sol Zechter, Trustee,
     The Zechter Family Trust
     dated July 18, 1985


THE FOUNDERS:

         /s/ Fred Cox
---------------------------------------------
     Fred Cox, Co-Trustee,
     The Cox Living Trust dtd 5/26/88


         /s/ Sol Zechter
---------------------------------------------
     Sol Zechter, Trustee,
     The Zechter Family Trust
     dated July 18, 1985



        [Signature page to First Amendment to Investors Rights Agreement]











                                       3.

                         CONTINUUS SOFTWARE CORPORATION
                 SECOND AMENDMENT TO INVESTORS' RIGHTS AGREEMENT


         This Second Amendment to Investors' Rights Agreement ("Second Amendment") is entered into as of May 25, 1995, by and among Continuus Software Corporation, a California corporation and formerly known as CaseWare, Inc. (the "Company"), the undersigned parties (the "Existing Investors") to that certain Investors' Rights Agreement dated as of March 4, 1994, as amended by that certain First Amendment to Investors' Rights Agreement dated December 29, 1994 (as so amended, the "Agreement") and the undersigned parties (the "New Investors") to that certain Stock Purchase Agreement of even date herewith providing for the issuance and sale of shares of Series B Preferred Stock of the Company (the "Stock Purchase Agreement"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

         WHEREAS, the Company, and the Existing Investors desire to amend the Agreement as set forth below; and

         WHEREAS, the execution of this Second Amendment by the parties is a condition to the Financing as set forth in Section 4.7 of the Stock Purchase Agreement.

         NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Second Amendment agree as follows:

         6. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the Existing Investors and the New Investors listed in the attached Schedule A.

         7. The definition of "Registrable Securities" set forth in Section 1.2 of the Agreement is hereby amended to read in its entirety as follows:

         "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued or issuable upon conversion of the Company's Series A and Series B Preferred Stock (hereinafter collectively referred to as the "Preferred"), which have not been sold to the public, (ii) shares of the Company's Common Stock issued upon the exercise of those certain warrants dated December 29, 1994 to purchase up to an aggregate of 1,908,394 shares of Common Stock (the "Warrants") and (iii) shares of the Company's Common Stock issued in respect of shares of the Company's Common Stock issued upon conversion of the Preferred or upon exercise of the Warrants upon any stock split, stock dividend, recapitalization, or similar event, which have not been sold to the public.

         8. This Second Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 4.8 of the Agreement. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

         9. This Second Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.





                                       1.

         10. This Second Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

         This Amendment is hereby executed as of the date first above written.

THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By     /s/ John Wark
   ------------------------------------------
Title  President and Chief Executive Officer
      ---------------------------------------

THE EXISTING INVESTORS:

NORWEST EQUITY PARTNERS, V,
A MINNESOTA LIMITED LIABILITY PARTNERSHIP

By:      Itasca Partners II
         General Partner


By   /s/ Kevin G. Hall
   ------------------------------------------
     Kevin G. Hall, General Partner

BRENTWOOD ASSOCIATES VI, L.P.

By:      Brentwood VI Ventures L.P.,
         its General Partner


By   /s/ David W. Chonette
   ------------------------------------------
     David W. Chonette, General Partner

ADVANCED TECHNOLOGY VENTURES III


By       /s/ Jos C. Henkens
   ------------------------------------------
     Jos C. Henkens, General Partner





       [Signature page to Second Amendment to Investors Rights Agreement]






                                       2.

         /s/ P. Andrews McLane
---------------------------------------------
     P. Andrews McLane


         /s/ Fred Cox......
---------------------------------------------
     Fred Cox, Co-Trustee,
     The Cox Living Trust dtd 5/26/88


         /s/ Harriett Frost Cox
---------------------------------------------
     Harriet Frost Cox, Co-Trustee,
     The Cox Living Trust dtd 5/26/88


         /s/ Sol Zechter...
---------------------------------------------
     Sol Zechter, Trustee,
     The Zechter Family Trust
     dated July 18, 1995


NEW INVESTORS:

COMDISCO, INC.


By    /s/ Jill Hanses...
   ------------------------------------------
     Jill Hanses, Assistant V.P.





       [Signature page to Second Amendment to Investors Rights Agreement]







                                       3.

                         CONTINUUS SOFTWARE CORPORATION

                 THIRD AMENDMENT TO INVESTORS' RIGHTS AGREEMENT


         THIS THIRD AMENDMENT TO INVESTORS' RIGHTS AGREEMENT ("Third Amendment") is entered into as of November 6, 1995, by and among CONTINUUS SOFTWARE CORPORATION, a California corporation (the "Company"), the undersigned parties (the "Existing Investors") to that certain Investors' Rights Agreement dated as of March 4, 1994, as amended by that certain First Amendment to Investors' Rights Agreement dated as of December 29, 1994 and that certain Second Amendment to Investors' Rights Agreement dated as of May 25, 1995 (as so amended, the "Agreement") and the undersigned parties (the "New Investors") to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") providing for the issuance and sale of shares of Series C Preferred Stock of the Company (the "Financing"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

         WHEREAS, the Company and the Existing Investors desire to amend the Agreement as set forth below;

         WHEREAS, the execution of this Third Amendment by the parties is a condition to the Financing as set forth in Section 4.7 of the Stock Purchase Agreement; and

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Third Amendment agree as follows:

         1. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the parties listed on the attached Schedule A.

         2. The definition of "Registrable Securities" set forth in Section 1.2 of the Agreement is hereby amended to read in its entirety as follows:

         "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued or issuable upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (hereinafter collectively referred to as the "Preferred"), which have not been sold to the public, (ii) shares of the Company's Common Stock issued or issuable upon the exercise of those certain warrants dated December 29, 1994 to purchase up to an aggregate of 1,908,394 shares of the Company's Common Stock (the "Existing Warrants"), and
(iii) shares of the Company's Common Stock issued or issuable upon conversion of the Preferred or upon any stock split, stock dividend, recapitalization, or similar event, which have not been sold to the public.

         3. Section 1.14 of the Agreement is hereby amended to read in its entirety as follows:

         "1.14 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Section 1 shall terminate (i) upon the fifth anniversary of the effective date of the registration statement filed by the Company covering an underwritten offering of its securities to the general public at a per share price of not less than $5.25 per share and for a total offering of not less than $15,000,000





                                       1.

          (before deduction of underwriter's commissions and expenses) (the "Qualifying IPO") or (ii) as to any individual Holder, at such time after Qualifying IPO as all Registrable Securities held by such Holder can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (including Rule 144(k)) promulgated thereunder."

         4. Section 3.2(a) of the Agreement is hereby amended to read in its entirety as follows:

         "(a) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to any series of preferred stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization; (iii) up to 3,400,000 shares of the Company's Common Stock (or related options) issued pursuant to stock option plans or agreements as designated and approved by the Company's Board of Directors (of which 2,503,462 shares are subject to options outstanding as of October 11, 1995, and an additional 896,538 shares remain available for issuance after October 11, 1995), provided that shares subject to options that expire pursuant to the terms thereof or that are repurchased by the Company at a price equal to the cost thereof to the holder pursuant to the terms of the agreement by which such shares were purchased from the Company shall again become available for issuance under this clause; and (iv) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company."

         5. Each of the undersigned Existing Investors hereby waives his, her or its right to receive notice of the Financing and Warrant Issuance and to purchase a certain portion of the shares or other securities to be sold by the Company in the Financing and Warrant Issuance as set forth in Section 3.2 of the Agreement.

         6. This Third Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 4.8 of the Agreement. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

         7. This Third Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

         8. This Third Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.





                                       2.

                  [Remainder of Page Intentionally Left Blank]

         This Amendment is hereby executed as of the date first above written.

THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:      /s/ John Wark
    ------------------------------------------
Title:   President and Chief Executive Officer
       ---------------------------------------

EXISTING INVESTORS:

NORWEST EQUITY PARTNERS, IV,
a Minnesota Limited Partnership

By:      Itasca Partners
         General Partner


By:      /s/ Kevin G. Hall
    ------------------------------------------
         Kevin G. Hall, Partner


ADVANCED TECHNOLOGY VENTURES III



By:      /s/ Jos C. Henkens
    ------------------------------------------
         Jos C. Henkens, General Partner



         /s/ P. Andrews McLane
----------------------------------------------
         P. Andrews McLane




       [Signature Page to Third Amendment to Investors' Rights Agreement]

COMDISCO, INC.



By:      /s/ Jill Hanses
    ------------------------------------------
         Jill Hanses, Assistant V.P.




         /s/ Fred B. Cox
----------------------------------------------
         Fred Cox, Co-Trustee
         The Cox Living Trust dated 5/26/88




         /s/ Harriet Frost-Cox
----------------------------------------------
         Harriet Frost-Cox, Co-Trustee,
         The Cox Living Trust dated 5/26/88


         /s/ Sol Zechter
----------------------------------------------
         Sol Zechter, Trustee
         The Zechter Family Trust
         dated July 18, 1995


NEW INVESTORS:

ACCEL  IV L.P.

By:   Accel IV Associates L.P.
      Its General Partner


By:    /s/ Arthur C. Patterson
    ------------------------------------------
      General Partner




       [Signature Page to Third Amendment to Investors' Rights Agreement]

ACCEL KEIRETSU L.P.

By:   Accel Partners & Co., Inc.
Its   General Partners

By:    /s/ Arthur C. Patterson
    ------------------------------------------
Its:   General Partner
     -----------------------------------------

ACCEL INVESTORS `95 L.P.



By:   /s/ Arthur C. Patterson
    ------------------------------------------
      General Partner


ELLMORE C. PATTERSON PARTNERS



By:   /s/ Arthur C. Patterson
    ------------------------------------------
      General Partner


NORWEST EQUITY PARTNERS, V,
a Minnesota Limited Liability Partnership

By:      Itasca Partners V, L.L.P.
         General Partner



By:      /s/ Kevin G. Hall
    ------------------------------------------
         Kevin G. Hall, Partner

BRENTWOOD ASSOCIATES VI, L.P.

By:      Brentwood VI Ventures, L.P.
         Its General Partner


By:      /s/ G. Bradford Jones
    ------------------------------------------
         G. Bradford Jones, General Partner




       [Signature Page to Third Amendment to Investors' Rights Agreement]

                                   SCHEDULE A

                              LIST OF SHAREHOLDERS



Norwest Equity Partners, IV,
a Minnesota Limited Partnership

Brentwood Associates, VI, L.P.

Advanced Technology Ventures III

P. Andrews McLane

Fred Cox, Co-Trustee,
Harriet Frost Cox, Co-Trustee,
The Cox Living Trust dated 5/26/88

Sol Zechter, Trustee,
The Zechter Family Trust
dated July 18, 1995

Comdisco, Inc.

Accel IV L.P.

Accel Keiretsu L.P.

Accel Investors `95 L.P.

Ellmore C. Patterson Partners

Norwest Equity Partners, V,
a Minnesota Limited Liability Partnership

                         CONTINUUS SOFTWARE CORPORATION

                 FOURTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT



         THIS FOURTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT ("Fourth Amendment") is entered into as of May 30, 1996, by and among CONTINUUS SOFTWARE CORPORATION, a California corporation (the "Company"), the parties (the "Existing Investors") to that certain Investors' Rights Agreement dated as of March 4, 1994, as amended by that certain First Amendment to Investors' Rights Agreement dated as of December 29, 1994 and that certain Second Amendment to Investors' Rights Agreement dated as of May 25, 1995 and that certain Fourth Amendment to Investors' Rights Agreement dated as of November 6, 1995 (as so amended, the "Agreement") and the undersigned parties (the "New Investors") to that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") providing for the issuance and sale of shares of Series D Preferred Stock of the Company and Warrants to purchase shares of Common Stock of the Company (the "Financing"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

         WHEREAS, the Company, the Existing Investors and the New Investors desire to amend the Agreement as set forth below; and

         WHEREAS, the execution of this Fourth Amendment by the parties is a condition to the Financing as set forth in Section 4.7 of the Stock Purchase Agreement.

         NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Fourth Amendment agree as follows:

         1. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the parties listed on the attached Schedule A.

         2. The definition of "Registrable Securities" set forth in Section 1.2 of the Agreement is hereby amended to read in its entirety as follows:

         "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued or issuable upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (hereinafter collectively referred to as the "Preferred"), which have not been sold to the public, (ii) shares of the Company's Common Stock issued upon the exercise of those certain warrants dated December 29, 1994 to purchase up to an aggregate of 1,908,397 shares of the Company's Common Stock (the "Existing Warrants"), (iii) shares of the Company's Common Stock issued upon the exercise of those certain warrants dated May 30, 1996 to purchase up to an aggregate of 587,618 shares of the Company's Common Stock (the "New Warrants"), and (iv) shares of the Company's Common Stock issued in respect of shares of the Company's Common Stock issued upon conversion of the Preferred or upon exercise of the Existing Warrants or New Warrants upon any stock split, stock dividend, recapitalization, or similar event, which have not been sold to the public.

         3. Section 3.2(a) of the Agreement is hereby amended to read in its entirety as follows:





                                       1.

         "(a) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to any series of preferred stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization; (iii) up to 4,150,000 shares of the Company's Common Stock (or related options) issued pursuant to stock option plans or agreements as designated and approved by the Company's Board of Directors (of which 3,038,938 shares are subject to options outstanding as of May 20, 1996, and an additional 973,793 shares remain available for issuance after May 20, 1996), provided that shares subject to options that expire pursuant to the terms thereof or that are repurchased by the Company at a price equal to the cost thereof to the holder pursuant to the terms of the agreement by which such shares were purchased from the Company shall again become available for issuance under this clause; and (iv) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company."

         4. This Fourth Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 4.8 of the Agreement. The rights of first refusal of each party to the Agreement pursuant to Section 3.2 of the Agreement are hereby waived with respect to the Financing and each issuance of Series A, B, C and D Preferred Stock issued concurrently herewith or prior to the date hereof, as applicable. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

         5. This Fourth Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

         6. This Fourth Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.




            [The Remainder of this Page is Intentionally Left Blank.]





                                       2.

         This Amendment is hereby executed as of the date first above written.

THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:      /s/ John Wark
    -------------------------------------------
Title:  President and Chief Executive Officer
       ----------------------------------------

SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
a Minnesota Limited Partnership

By:      Itasca Partners
         General Partner


By:      /s/ Kevin G. Hall
    -------------------------------------------
         Kevin G. Hall, Partner


NORWEST EQUITY PARTNERS, V,
a Minnesota Limited Partnership

By:      Itasca Partners IV, L.L.P.
         General Partner



By:      /s/ Kevin G. Hall
    -------------------------------------------
      Kevin G. Hall, Partner


BRENTWOOD ASSOCIATES VI, L.P.

By:      BRENTWOOD VI VENTURES L.P.
         its General Partner


By:      /s/ G. Bradford Jones
    -------------------------------------------
         G. Bradford Jones, General Partner



                [Signature Page to Investors' Rights Agreement]

ADVANCED TECHNOLOGY VENTURES III



By:      /s/ Jos C. Henkens
    -------------------------------------------
         Jos C. Henkens, General Partner



         /s/ P. Andrews McLane
-----------------------------------------------
P. ANDREWS MCLANE

COMDISCO, INC.



By:      /s/ Jill C. Hanses
    -------------------------------------------
         Jill Hanses, Assistant Vice President



         /s/ Kevin J. McQuillan
-----------------------------------------------
KEVIN J. MCQUILLAN


THE COX LIVING TRUST DATED MAY 26, 1988


By:      /s/ Fred B. Cox
    -------------------------------------------
         Fred Cox, Co-Trustee


By:      /s/ Harriet Frost Cox
    -------------------------------------------
         Harriet Frost Cox, Co-Trustee

THE ZECHTER FAMILY TRUST
 DATED MARCH 6, 1996


By:      /s/ Sol Zechter
    -------------------------------------------
         Sol Zechter, Trustee




                [Signature Page to Investors' Rights Agreement]

ACCEL  IV L.P.

By:   Accel IV Associates L.P.
      Its General Partner


By:      /s/ G. Carter Sednaoui
    -------------------------------------------
      General Partner

ACCEL KEIRETSU L.P.

By:   Accel Partners & Co., Inc.
      Its General Partners


By:       /s/ G. Carter Sednaoui
    -------------------------------------------
Its:     General Partner
     ------------------------------------------
ACCEL INVESTORS `95 L.P.


By:    /s/ G. Carther Sednaoui
    -------------------------------------------
      General Partner

ELLMORE C. PATTERSON PARTNERS



By:    /s/ Arthur C. Patterson
    -------------------------------------------
      General Partner





                [Signature Page to Investors' Rights Agreement]

                                   SCHEDULE A

                              LIST OF SHAREHOLDERS



Norwest Equity Partners, IV,
a Minnesota Limited Partnership

Norwest Equity Partners, V,
a Minnesota Limited Liability Partnership

Brentwood Associates, VI, L.P.

Advanced Technology Ventures III

P. Andrews McLane

The Cox Living Trust dated May 26, 1988
Fred Cox, Co-Trustee,
Harriet Frost Cox, Co-Trustee

The Zechter Family Trust
dated March 6, 1996
Sol Zechter, Trustee

Accel IV L.P.

Accel Keiretsu L.P.

Accel Investors `95 L.P.

Ellmore C. Patterson Partners

Comdisco, Inc.

Kevin J. McQuillan

                         CONTINUUS SOFTWARE CORPORATION

                 FIFTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT



         THIS FIFTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT ("Fifth Amendment") is entered into as of May 19, 1997, by and among CONTINUUS SOFTWARE CORPORATION, a California corporation (the "Company"), and the undersigned parties (the "Investors") to that certain Investors' Rights Agreement dated as of March 4, 1994, as amended by that certain First Amendment to Investors' Rights Agreement dated as of December 29, 1994, that certain Second Amendment to Investors' Rights Agreement dated as of May 25, 1995, that certain Third Amendment to Investors' Rights Agreement dated as of November 6, 1995 and that certain Fourth Amendment to Investors' Rights Agreement dated as of May 30, 1996 (as so amended, the "Agreement") in connection with that certain Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") providing for the issuance and sale of shares of Series E Preferred Stock of the Company and Warrants to purchase shares of Series E Preferred Stock of the Company (the "Financing"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

         WHEREAS, the Company and the Investors desire to amend the Agreement as set forth below; and

         WHEREAS, the execution of this Fifth Amendment by the parties is a condition to the Financing as set forth in Section 4.7 of the Stock Purchase Agreement.

         NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Fifth Amendment agree as follows:

         7. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the parties listed on the attached Schedule A.

         8. The definition of "Registrable Securities" set forth in Section 1.2 of the Agreement is hereby amended to read in its entirety as follows:

         "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued or issuable upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (hereinafter collectively referred to as the "Preferred"), which have not been sold to the public, (ii) shares of the Company's Common Stock issued upon the exercise of those certain warrants dated December 29, 1994 to purchase up to an aggregate of 1,908,397 shares of the Company's Common Stock (the "1994 Warrants"), (iii) shares of the Company's Common Stock issued or issuable upon the exercise of those certain warrants dated May 30, 1996 to purchase up to an aggregate of 587,618 shares of the Company's Common Stock (the "1996 Warrants"), (iv) shares of the Company's Common Stock issued or issuable upon conversion of the Series E Preferred Stock issued or issuable upon exercise of warrants outstanding or issued as of the date of this Fifth Amendment ("Preferred Warrants") and (v) shares of the Company's Common Stock issued in respect of shares of the Company's Common Stock issued upon conversion of





                                       1.

the Preferred or upon exercise of the 1994 Warrants, the 1996 Warrants or the Preferred Warrants upon any stock split, stock dividend, recapitalization, or similar event, which have not been sold to the public."

         9. Section 3.2(a) of the Agreement is hereby amended to read in its entirety as follows:

         "(a) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to any series of preferred stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization; (iii) up to 4,650,000 shares of the Company's Common Stock (or related options) issued pursuant to stock option plans or agreements as designated and approved by the Company's Board of Directors (of which 3,584,858 shares are subject to options outstanding as of May 15, 1997, and an additional 836,142 shares remain available for issuance after May 15, 1996), provided that shares subject to options that expire pursuant to the terms thereof or that are repurchased by the Company at a price equal to the cost thereof to the holder pursuant to the terms of the agreement by which such shares were purchased from the Company shall again become available for issuance under this clause; (iv) Preferred Stock and/or Common Stock issued upon exercise of warrants outstanding or issued as of the date of this Fifth Amendment; and (v) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company."

         10. This Fifth Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 4.8 of the Agreement. The rights of first refusal of each party to the Agreement pursuant to Section 3.2 of the Agreement are hereby waived with respect to the Financing and each issuance of Series A, B, C, D and E Preferred Stock and warrants to purchase Common Stock of Preferred Stock issued concurrently herewith or prior to the date hereof, as applicable. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

         11. This Fifth Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

         12. This Fifth Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.



            [The Remainder of this Page is Intentionally Left Blank.]





                                       2.

         This Fifth Amendment is hereby executed as of the date first above written.

THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:      /s/ John Laskey
    ----------------------------------------
Title:   Vice President, Finance
       -------------------------------------

SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
a Minnesota Limited Partnership

By:      Itasca Partners
         General Partner


By:      /s/ Kevin G. Hall
    ----------------------------------------
         Kevin G. Hall, Partner


NORWEST EQUITY PARTNERS, V,
a Minnesota Limited Partnership

By:      Itasca Partners IV, L.L.P.
         General Partner



By:      /s/ Kevin G. Hall
    ----------------------------------------
      Kevin G. Hall, Partner


BRENTWOOD ASSOCIATES VI, L.P.

By:      BRENTWOOD VI VENTURES L.P.
         its General Partner

By:      /s/ G. Bradford Jones
    ----------------------------------------
         G. Bradford Jones, General Partner

ADVANCED TECHNOLOGY VENTURES III



By:      /s/ Jos C. Henkens
    ----------------------------------------
         Jos C. Henkens, General Partner



         /s/ P. Andrews McLane
--------------------------------------------
P. ANDREWS MCLANE

COMDISCO, INC.



By:      /s/ Jill C. Hanses
    ----------------------------------------
         Jill Hanses, Assistant Vice President



         /s/ Kevin J. McQuillan
--------------------------------------------
KEVIN J. MCQUILLAN


THE COX LIVING TRUST DATED MAY 26, 1988


By:      /s/ Fred B. Cox
    ----------------------------------------
         Fred Cox, Co-Trustee


By:      /s/ Harriet Frost Cox
    ----------------------------------------
         Harriet Frost Cox, Co-Trustee

THE ZECHTER FAMILY TRUST
 DATED MARCH 6, 1996


By:      /s/ Sol Zechter
    ----------------------------------------
         Sol Zechter, Trustee


ACCEL  IV L.P.

By:   Accel IV Associates L.P.
      Its General Partner




       [Signature Page to Fifth Amendment to Investors' Rights Agreement]

By:       /s/ G. Carter Sednaoui
    ----------------------------------------
      General Partner

ACCEL KEIRETSU L.P.

By:   Accel Partners & Co., Inc.
      Its General Partners


By:       /s/ G. Carter Sednaoui
    ----------------------------------------
Its:     Chief Financial Officer
     ---------------------------------------

ACCEL INVESTORS `95 L.P.


By:      /s/ G. Carter Sednaoui
    ----------------------------------------
      General Partner

ELLMORE C. PATTERSON PARTNERS



By:       /s/ Arthur C. Patterson
    ----------------------------------------
      General Partner





       [Signature Page to Fifth Amendment to Investors' Rights Agreement]

        /s/ Sol Zechter
--------------------------------------------
THE SHEILA CLAIRE ZECHTER ANNUITY TRUST
SOL ZECHTER, AS TRUSTEE



      /s/ Sol Zechter
--------------------------------------------
THE SOL ZECHTER ANNUITY TRUST
SOL ZECHTER, AS TRUSTEE

























       [Signature Page to Fifth Amendment to Investors' Rights Agreement]

                                   SCHEDULE A

                              LIST OF SHAREHOLDERS



Norwest Equity Partners, IV,
a Minnesota Limited Partnership

Norwest Equity Partners, V,
a Minnesota Limited Liability Partnership

Brentwood Associates, VI, L.P.

Advanced Technology Ventures III

P. Andrews McLane

The Cox Living Trust dated May 26, 1988
Fred Cox, Co-Trustee,
Harriet Frost Cox, Co-Trustee

The Sheila Claire Zechter Annuity Trust
Sol Zechter, Trustee

The Sol Zechter Annuity Trust
Sol Zechter, Trustee

Accel IV L.P.

Accel Keiretsu L.P.

Accel Investors `95 L.P.

Ellmore C. Patterson Partners

Comdisco, Inc.

Kevin J. McQuillan










       [Signature Page to Fifth Amendment to Investors' Rights Agreement]

                         CONTINUUS SOFTWARE CORPORATION

                 SIXTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT


         THIS SIXTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT ("Sixth Amendment") is entered into as of September 23, 1997, by and among CONTINUUS SOFTWARE CORPORATION, a California corporation (the "Company"), and the undersigned parties (the "Investors") to that certain Investors' Rights Agreement dated as of March 4, 1994, as amended by that certain First Amendment to Investors' Rights Agreement dated as of December 29, 1994, that certain Second Amendment to Investors' Rights Agreement dated as of May 25, 1995, that certain Third Amendment to Investors' Rights Agreement dated as of November 6, 1995, that certain Fourth Amendment to Investors' Rights Agreement dated as of May 30, 1996 and that certain Fifth Amendment to Investors' Rights Agreement dated as of May 19, 1997 (as so amended, the "Agreement") in connection with that certain Senior Secured Convertible Debenture Purchase Agreement of even date herewith (the "Debenture Purchase Agreement") providing for the issuance and sale of a Senior Secured Convertible Debenture (the "Debenture") convertible into shares of Common Stock of the Company (the "Financing"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

         WHEREAS, the Company and the Investors desire to amend the Agreement as set forth below; and

         WHEREAS, the execution of this Sixth Amendment by the parties is a condition to the Financing as set forth in Section 4.8 of the Senior Secured Convertible Agreement.

         NOW, THEREFORE, In consideration of the foregoing premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Sixth Amendment agree as follows:

         13. The definition of "Shareholders" set forth in the preamble to the Agreement is hereby amended to mean the parties listed on the attached Schedule A, except that for purposes of Section 3.2 of the Agreement, London Pacific Life & Annuity Company shall not be included in the definition of "Shareholders, until such time, and to the extent of, the conversion of the Debenture into Common Stock."

         14. The definition of "Registrable Securities" set forth in Section 1.2 of the Agreement is hereby amended to read in its entirety as follows:

         "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued or issuable upon conversion of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (hereinafter collectively referred to as the "Preferred"), which have not been sold to the public, (ii) shares of the Company's Common Stock issued upon the exercise of those certain warrants dated December 29, 1994 to purchase up to an aggregate of 1,908,397 shares of the Company's Common Stock (the "1994 Warrants"), (iii) shares of the Company's Common Stock issued or issuable upon the exercise of those certain warrants dated May 30, 1996 to purchase up to an aggregate of 587,618 shares of the Company's Common Stock (the "1996 Warrants"), (iv)





                                       1.

shares of the Company's Common Stock issued or issuable upon conversion of the Series E Preferred Stock issued or issuable upon exercise of warrants outstanding or issued as of May 19, 1997 ("Preferred Warrants"), (v) shares of the Company's Common Stock issued or issuable upon the conversion of the Debenture and (vi) shares of the Company's Common Stock issued in respect of shares of the Company's Common Stock issued upon conversion of the Preferred or upon exercise of the 1994 Warrants, the 1996 Warrants or the Preferred Warrants or upon conversion of the Debenture upon any stock split, stock dividend, recapitalization, or similar event, which have not been sold to the public."

         15. Section 3.2(a) of the Agreement is hereby amended to read in its entirety as follows:

         "(a) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to any series of preferred stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization; (iii) up to 4,650,000 shares of the Company's Common Stock (or related options) issued pursuant to stock option plans or agreements as designated and approved by the Company's Board of Directors (of which 3,547,595 shares are subject to options outstanding as of September 2, 1997, and an additional 301,064 shares remain available for issuance after September 2, 1996), provided that shares subject to options that expire pursuant to the terms thereof or that are repurchased by the Company at a price equal to the cost thereof to the holder pursuant to the terms of the agreement by which such shares were purchased from the Company shall again become available for issuance under this clause; (iv) Preferred Stock and/or Common Stock issued upon exercise of warrants outstanding or issued as of the date of May 19, 1997; (v) the Debenture or Common Stock issuable upon conversion of the Debenture; and (vi) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company."

         16. This Sixth Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 4.8 of the Agreement. The rights of first refusal of each party to the Agreement pursuant to Section 3.2 of the Agreement are hereby waived with respect to the Financing. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

         17. This Sixth Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by residents of California.





                                       2.

         18. This Sixth Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.




            [The Remainder of this Page is Intentionally Left Blank.]





















                                       3.

         This Sixth Amendment is hereby executed as of the date first above written.

THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:      /s/ John Wark
    --------------------------------------------
Title:   President and Chief Executive Officer
       -----------------------------------------

SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
a Minnesota Limited Partnership

By:      Itasca Partners
         General Partner


By:      /s/ Kevin G. Hall
    --------------------------------------------
         Kevin G. Hall, Partner


NORWEST EQUITY PARTNERS, V,
a Minnesota Limited Partnership

By:      Itasca Partners IV, L.L.P.
         General Partner



By:      /s/ Kevin G. Hall
    --------------------------------------------
      Kevin G. Hall, Partner


BRENTWOOD ASSOCIATES VI, L.P.

By:      BRENTWOOD VI VENTURES L.P.
         its General Partner

By:      /s/ G. Bradford Jones
    --------------------------------------------
         G. Bradford Jones, General Partner

ADVANCED TECHNOLOGY VENTURES III




       [Signature Page to Sixth Amendment to Investors' Rights Agreement]

By:      /s/ Jos C. Henkens
    --------------------------------------------
         Jos C. Henkens, General Partner



         /s/ P. Andrews McLane
------------------------------------------------
P. ANDREWS MCLANE

COMDISCO, INC.



By:      /s/ Jill Hanses
    --------------------------------------------
         Jill Hanses, Assistant Vice President



         /s/ Kevin J. McQuillan
------------------------------------------------
KEVIN J. MCQUILLAN


THE COX LIVING TRUST DATED MAY 26, 1988


By:      /s/ Fred B. Cox
    --------------------------------------------
         Fred Cox, Co-Trustee


By:      /s/ Harriet Frost Cox
    --------------------------------------------
         Harriet Frost Cox, Co-Trustee

THE ZECHTER FAMILY TRUST
 DATED MARCH 6, 1996


By:      /s/ Sol Zechter
    --------------------------------------------
         Sol Zechter, Trustee




       [Signature Page to Sixth Amendment to Investors' Rights Agreement]

ACCEL  IV L.P.

By:   Accel IV Associates L.P.
      Its General Partner


By:      /s/ G. Carter Sednaoui
    --------------------------------------------
      General Partner

ACCEL KEIRETSU L.P.

By:   Accel Partners & Co., Inc.
      Its General Partners


By:      /s/ G. Carter Sednaoui
    --------------------------------------------
Its:     Chief Financial Officer
      ------------------------------------------
ACCEL INVESTORS `95 L.P.


By:      /s/ G. Carter Sednaoui
    --------------------------------------------
      General Partner

ELLMORE C. PATTERSON PARTNERS



By:      /s/ Arthur C. Patterson
    --------------------------------------------
      General Partner










       [Signature Page to Sixth Amendment to Investors' Rights Agreement]

         /s/ Sol Zechter
------------------------------------------------
THE SHEILA CLAIRE ZECHTER ANNUITY TRUST
SOL ZECHTER, AS TRUSTEE



         /s/ Sol Zechter
------------------------------------------------
THE SOL ZECHTER ANNUITY TRUST
SOL ZECHTER, AS TRUSTEE



LONDON PACIFIC LIFE & ANNUITY COMPANY



By:      /s/ Susan Y. Gressel
    --------------------------------------------
Name:   Susan Y. Gressel
      ------------------------------------------
Its:    Vice President and Treasurer
      ------------------------------------------







       [Signature Page to Sixth Amendment to Investors' Rights Agreement]

                                   SCHEDULE A

                              LIST OF SHAREHOLDERS


Norwest Equity Partners, IV,
a Minnesota Limited Partnership

Norwest Equity Partners, V,
a Minnesota Limited Liability Partnership

Brentwood Associates, VI, L.P.

Advanced Technology Ventures III

P. Andrews McLane

The Cox Living Trust dated May 26, 1988
Fred Cox, Co-Trustee,
Harriet Frost Cox, Co-Trustee

The Sheila Claire Zechter Annuity Trust
Sol Zechter, Trustee

The Sol Zechter Annuity Trust
Sol Zechter, Trustee

Accel IV L.P.

Accel Keiretsu L.P.

Accel Investors `95 L.P.

Ellmore C. Patterson Partners

Comdisco, Inc.

Kevin J. McQuillan

London Pacific Life & Annuity Company

                         CONTINUUS SOFTWARE CORPORATION

                SEVENTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT


         THIS SEVENTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT ("Seventh Amendment") is entered into as of December 30, 1997, by and among CONTINUUS SOFTWARE CORPORATION, a California corporation (the "Company"), and the undersigned parties (the "Investors") to that certain Investors' Rights Agreement dated as of March 4, 1994, as amended by that certain First Amendment to Investors' Rights Agreement dated as of December 29, 1994, that certain Second Amendment to Investors' Rights Agreement dated as of May 25, 1995, that certain Third Amendment to Investors' Rights Agreement dated as of November 6, 1995, that certain Fourth Amendment to Investors' Rights Agreement dated as of May 30, 1996, that certain Fifth Amendment to Investors' Rights Agreement dated as of May 19, 1997, and that certain Sixth Amendment to Investors' Rights Agreement dated as of September 23, 1997 (as so amended, the "Agreement") in connection with the adoption of the Company's 1997 Equity Incentive Plan (the "1997 Plan"). Capitalized terms contained herein shall have the meanings set forth in the Agreement.

         WHEREAS, the Company and the Investors desire to amend the Agreement as set forth below.

         NOW, THEREFORE, In consideration of the foregoing premise and the mutual promises set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Seventh Amendment agree as follows:

         19. Section 3.2(a) of the Agreement is hereby amended to read in its entirety as follows:

         "(a) "New Securities" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include (i) securities issuable upon conversion of or with respect to any series of preferred stock; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization; (iii) up to 7,650,000 shares of the Company's Common Stock (or related options) issued pursuant to stock option plans or agreements as designated and approved by the Company's Board of Directors (of which 4,237,563 shares are subject to options outstanding as of December 30, 1997, and an additional 3,412,437 shares remain available for issuance after December 30, 1997), provided that shares subject to options that expire pursuant to the terms thereof or that are repurchased by the Company at a price equal to the cost thereof to the holder pursuant to the terms of the agreement by which such shares were purchased from the Company shall again become available for issuance under this clause; (iv) Preferred Stock and/or Common Stock issued upon exercise of warrants outstanding or issued as of the date of May 19, 1997; (v) the Senior Secured Convertible Debenture issued on September 23, 1997 (the





                                       1.

          "Debenture") or Common Stock issuable upon conversion of the Debenture; and (vi) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company."

         20. This Seventh Amendment shall be deemed an amendment to the Agreement and shall become effective when executed by the Company and the holders of at least a majority of the outstanding shares of Registrable Securities as provided for under Section 4.8 of the Agreement. The rights of first refusal of each party to the Agreement pursuant to Section 3.2 of the Agreement are hereby waived with respect to the issuance of 3,000,000 shares of Common Stock pursuant to the 1997 Plan. Except as expressly amended pursuant to this Amendment, the Agreement shall continue in full force and effect.

         21. This Seventh Amendment shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by residents of California.

         22. This Seventh Amendment may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.




            [The Remainder of this Page is Intentionally Left Blank.]







                                       2.

         This Seventh Amendment is hereby executed as of the date first above written.

THE COMPANY:

CONTINUUS SOFTWARE CORPORATION


By:      /s/ John Wark
    -------------------------------------------
Title:   President and Chief Executive Officer
       ----------------------------------------

SHAREHOLDERS:

NORWEST EQUITY PARTNERS, IV,
a Minnesota Limited Partnership

By:      Itasca Partners
    -------------------------------------------
         General Partner


By:      /s/ Kevin G. Hall
    -------------------------------------------
         Kevin G. Hall, Partner


NORWEST EQUITY PARTNERS, V,
a Minnesota Limited Partnership

By:      Itasca Partners IV, L.L.P.
    -------------------------------------------
         General Partner



By:      /s/ Kevin G. Hall
    -------------------------------------------
      Kevin G. Hall, Partner


BRENTWOOD ASSOCIATES VI, L.P.

By:      BRENTWOOD VI VENTURES L.P.
    -------------------------------------------
         its General Partner

By:      /s/ Stewart Schuster
    -------------------------------------------
         Stewart Schuster, Special Limited Partner

THE COX LIVING TRUST DATED MAY 26, 1988

By:      /s/ Fred B. Cox
    -------------------------------------------
         Fred Cox, Co-Trustee


By:      /s/ Harriet Frost Cox
    -------------------------------------------
         Harriet Frost Cox, Co-Trustee

THE ZECHTER FAMILY TRUST
DATED MARCH 6, 1996


By:      /s/ Sol Zechter
    -------------------------------------------
         Sol Zechter, Trustee



         /s/ Sol Zechter
    -------------------------------------------
THE SHEILA CLAIRE ZECHTER ANNUITY TRUST
SOL ZECHTER, AS TRUSTEE



         /s/ Sol Zechter
    -------------------------------------------
THE SOL ZECHTER ANNUITY TRUST
SOL ZECHTER, AS TRUSTEE








                                       4.